CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the use in the Statement of Additional Information constituting part of the registration statement on Form N-14 (the "Registration Statement") of our report dated March 1, 2007 relating to the financial statements and financial highlights of the Lifestyle Growth Portfolio (a portfolio of John Hancock Funds II), appearing in the December 31, 2006 Annual Report to Shareholders of the Lifestyle Growth Portfolio. We also consent to the reference to us under the heading "Experts" in the Prospectus/Proxy statement which constitutes part of this Registration Statement.

We hereby also consent to the incorporation by reference in the May 1, 2007 Statement of Additional Information of John Hancock Funds II Lifestyle Portfolios of our reports dated March 1, 2007 relating to the financial statements and financial highlights which appear in the December 31, 2006 Annual Reports to Shareholders of the John Hancock Funds II Lifestyle Portfolios, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", and "Independent Registered Public Accounting Firm" in the May 1, 2007 Prospectus and Statement of Additional Information of John Hancock Funds II Lifestyle Portfolios.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 29, 2007

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the use in the Statement of Additional Information constituting part of the registration statement on Form N-14 (the "Registration Statement") of our report dated February 16, 2007 relating to the financial statements and financial highlights of the John Hancock Allocation Growth + Value Portfolio (a portfolio of John Hancock Capital Series), appearing in the December 31, 2006 Annual Report to Shareholders of the John Hancock Allocation Growth + Value Portfolio. We also consent to the reference to us under the heading "Experts" in the Prospectus/Proxy statement which constitutes part of this Registration Statement.

We hereby also consent to the incorporation by reference in the May 1, 2007 Statement of Additional Information of John Hancock Growth + Value Portfolio of our reports dated February 16, 2007 relating to the financial statements and financial highlights which appear in the December 31, 2006 Annual Reports to Shareholders of the John Hancock Allocation Growth + Value Portfolio, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", and "Independent Registered Public Accounting Firm" in the May 1, 2007 Prospectus and Statement of Additional Information of John Hancock Allocation Growth + Value Portfolio.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 29, 2007